UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-26                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                             745 Seventh Avenue
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC2 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On July 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC2
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK,


Date:  July 31, 2003       By:    /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC2
                         STATEMENT TO CERTIFICATEHOLDERS
                                July 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A          206,652,000.00  184,556,669.72   8,567,700.06   228,388.88   8,796,088.94      0.00      0.00      175,988,969.66
M1          27,554,000.00   27,554,000.00           0.00    46,726.99      46,726.99      0.00      0.00       27,554,000.00
M2          13,088,000.00   13,088,000.00           0.00    33,101.73      33,101.73      0.00      0.00       13,088,000.00
M3           8,267,000.00    8,267,000.00           0.00    27,797.79      27,797.79      0.00      0.00        8,267,000.00
M4           2,755,000.00    2,755,000.00           0.00     9,263.69       9,263.69      0.00      0.00        2,755,000.00
B1           6,199,000.00    6,199,000.00           0.00    36,160.83      36,160.83      0.00      0.00        6,199,000.00
B2           4,133,000.00    4,133,000.00           0.00    24,109.17      24,109.17      0.00      0.00        4,133,000.00
P                  100.00          100.00           0.00   180,365.82     180,365.82      0.00      0.00              100.00
R                    0.00            0.00           0.00         0.00           0.00      0.00      0.00                0.00
TOTALS     268,648,100.00  246,552,769.72   8,567,700.06   585,914.90   9,153,614.96      0.00      0.00      237,985,069.66

AIO         96,437,000.00   96,437,000.00           0.00   803,641.67     803,641.67      0.00      0.00       96,437,000.00
X            6,888,476.38    6,888,476.38           0.00   966,965.97     966,965.97      0.00      0.00        6,888,476.38

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A       86359APU1        893.07952364   41.45955548      1.10518592    42.56474140       851.61996816    A          1.485000 %
M1      86359APY3      1,000.00000000    0.00000000      1.69583327     1.69583327     1,000.00000000    M1         2.035000 %
M2      86359APZ0      1,000.00000000    0.00000000      2.52916641     2.52916641     1,000.00000000    M2         3.035000 %
M3      86359AQA4      1,000.00000000    0.00000000      3.36250030     3.36250030     1,000.00000000    M3         4.035000 %
M4      86359AQB2      1,000.00000000    0.00000000      3.36250091     3.36250091     1,000.00000000    M4         4.035000 %
B1      86359AQC0      1,000.00000000    0.00000000      5.83333280     5.83333280     1,000.00000000    B1         7.000000 %
B2      86359AQD8      1,000.00000000    0.00000000      5.83333414     5.83333414     1,000.00000000    B2         7.000000 %
P       N/A            1,000.00000000    0.00000000           #####          #####     1,000.00000000    P          0.000000 %
TOTALS                   917.75363280   31.89190640      2.18097541    34.07288181       885.86172640

AIO     86359APX5      1,000.00000000    0.00000000      8.33333337     8.33333337     1,000.00000000    AIO       10.000000 %
X       N/A            1,000.00000000    0.00000000    140.37443357   140.37443357     1,000.00000000    X          0.000000 %
----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------

                                      -5-

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC2
                         STATEMENT TO CERTIFICATEHOLDERS
                                July 25, 2003


Total Beginning Number of Loans                                                                3,156
Beginning Collateral Balance                                                          253,441,246.10
Scheduled Interest                                                                      2,286,614.87
Scheduled Principal                                                                        43,164.69
Liquidation Proceeds                                                                            0.00
Insurance Proceeds                                                                              0.00
Repurchased Principal                                                                           0.00
Unscheduled Principal (Payoffs and Curtailments)                                        8,524,535.37
Current Losses                                                                                  0.00
Ending Collateral Balance                                                             244,873,546.04
Total Ending Number of Loans                                                                   3,063

Weighted Average Mortgage Rate for All Loans                                                 10.82 %
Weighted Average Net Mortgage Rate for All Loans                                             10.32 %

Weighted Average Term to Maturity                                                             323.00

OverCollateralization Amount                                                            6,888,576.38
Targeted OverCollateralization Amount                                                   6,888,576.38
OverCollateralization Deficiency Amount                                                         0.00
OverCollateralization Release Amount                                                            0.00
Monthly Excess Interest                                                                   966,965.97
Monthly Excess Cash Flow Amount                                                           966,965.97
Extra Principal Distribution Amount                                                             0.00

Servicing Compensation                                                                    105,600.53
Credit Risk Manager Fee                                                                     3,168.02
Trustee Fee                                                                                 1,689.61

Current Advances Required                                                                       0.00
Current Advances Actually Made                                                                  0.00
Current Advances Shortfall                                                                      0.00
Cummulative Advances                                                                            0.00

Loans Delinquent
                                              Group 1
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                       100             7,725,440.12                  3.15 %
                                             2 Month                        39             3,491,873.95                  1.43 %
                                             3 Month                        31             2,715,648.17                  1.11 %
                                              Total                        170            13,932,962.24                  5.69 %
                                              Group Totals
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                       100             7,725,440.12                  3.15 %
                                             2 Month                        39             3,491,873.95                  1.43 %
                                             3 Month                        31             2,715,648.17                  1.11 %
                                              Total                        170            13,932,962.24                  5.69 %

                                             Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures
                                                                  Loans in Foreclosure
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                       32            3,317,861.71                  1.35 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                       32            3,317,861.71                  1.35 %



Loans in Bankruptcy
                                                                  Loans in Bankruptcy

                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        5              451,723.11                  0.18 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        5              451,723.11                  0.18 %


Loans in REO
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        1               48,283.44                  0.02 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        1               48,283.44                  0.02 %

Prepayment Penalties                                                                                          180,365.82

Realized Losses
Current Realized Losses                                                                                             0.00
Cummulative Realized Losses                                                                                         0.00

Class M1 Unpaid Realized Loss Amount                                                                                0.00
Class M2 Unpaid Realized Loss Amount                                                                                0.00
Class M3 Unpaid Realized Loss Amount                                                                                0.00
Class M4 Unpaid Realized Loss Amount                                                                                0.00
Class B1 Unpaid Realized Loss Amount                                                                                0.00
Class B2 Unpaid Realized Loss Amount                                                                                0.00

Substitution Loan Amount                                                                                            0.00

Outstanding Interest Shortfall
Class A Outstanding Interest Shortfall                                                                              0.00
Class M1 Outstanding Interest Shortfall                                                                             0.00
Class M2 Outstanding Interest Shortfall                                                                             0.00
Class M3 Outstanding Interest Shortfall                                                                             0.00
Class M4 Outstanding Interest Shortfall                                                                             0.00
Class B1  Outstanding Interest Shortfall                                                                            0.00
Class B2  Outstanding Interest Shortfall                                                                            0.00
Class X Outstanding Interest Shortfall                                                                              0.00

Net Rate Carryover Amount - Class A                                                                                 0.00
Unpaid Net Rate Carryover Amount - Class A                                                                          0.00
Net Rate Carryover Amount - Class M1                                                                                0.00
Unpaid Net Rate Carryover Amount - Class M1                                                                         0.00
Net Rate Carryover Amount - Class M2                                                                                0.00
Unpaid Net Rate Carryover Amount - Class M2                                                                         0.00
Net Rate Carryover Amount - Class M3                                                                                0.00
Unpaid Net Rate Carryover Amount - Class M3                                                                         0.00
Net Rate Carryover Amount - Class M4                                                                                0.00
Unpaid Net Rate Carryover Amount - Class M4                                                                         0.00
Net Rate Carryover Amount - Class B1                                                                                0.00
Unpaid Net Rate Carryover Amount - Class B1                                                                         0.00
Net Rate Carryover Amount - Class B2                                                                                0.00
Unpaid Net Rate Carryover Amount - Class B2                                                                         0.00

Current Period Relief Act Interest Shortfalls                                                                       0.00
Class A Interest Accrual Relief Act Reduction                                                                       0.00
Class M1  Interest Accrual Relief Act Reduction                                                                     0.00
Class M2 Interest Accrual Relief Act Reduction                                                                      0.00
Class M3  Interest Accrual Relief Act Reduction                                                                     0.00
Class M4 Interest Accrual Relief Act Reduction                                                                      0.00
Class B1  Interest Accrual Relief Act Reduction                                                                     0.00
Class B2  Interest Accrual Relief Act Reduction                                                                     0.00
Total Class Interest Accrual Relief Act Reduction                                                                   0.00

Net Prepayment Interest Shortfalls                                                                                  0.00
Class A Interest Accrual Net Prepayment Interest Shortfall Reduction                                                0.00
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                              0.00
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                               0.00
Class M3  Interest Accrual Net Prepayment Interest Shortfall Reduction                                              0.00
Class M4 Interest Accrual Net Prepayment Interest Shortfall Reduction                                               0.00
Class B1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                              0.00
Class B2  Interest Accrual Net Prepayment Interest Shortfall Reduction                                              0.00
Total Class Interest Accrual Relief Act Reduction                                                                   0.00

Net Prepayment Interest Excess                                                                                      0.00

Basis Risk Interest Shortfalls Paid                                                                                 0.00
Class A Basis Risk Interest Shortfalls Paid                                                                         0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class M3 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class M4 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                        0.00

Total Basis Risk Interest Shortfalls Paid                                                                           0.00
Class A Basis Risk Interest Shortfalls Paid                                                                         0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class M3 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class M4 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                        0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                        0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                                                               1,000.00
Proceeds from Permitted Investments                                                                                 0.00
Deposits to the Basis Reserve Fund                                                                                  0.00
Cap Agreement Payments from Seller                                                                                  0.00
Ending Balance                                                                                                  1,000.00


